UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 West Sixth Avenue, Lakewood, Colorado (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.06 MATERIAL IMPAIRMENTS.

On April 1, 2024, Mesa Laboratories, Inc. (“Mesa”, the “Company”, “we”, “us” or “our”) concluded that a material charge for non-cash impairment losses related to goodwill and intangible assets is required for the year ended March 31, 2024. As a result, we are disclosing the following information relating to the preliminary unaudited estimate of impairment losses resulting from our annual impairment testing.

Goodwill Impairment
We expect to record non-cash impairment losses related to our Clinical Genomics and Biopharmaceutical Development divisions of approximately $271 million during the fourth quarter of our fiscal year 2024. The conclusion was made in connection with Mesa’s impairment testing of goodwill and other intangible assets conducted in the fourth quarter in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 360, “Property, Plant and Equipment” and Topic 350, “Intangibles-Goodwill and Other” and in connection with the preparation of the financial statements to be included in Mesa’s annual report on Form 10-K for the fiscal year ended March 31, 2024.

These non-cash accounting charges are not expected to impact our cash flows from current or future operations.

We currently expect that our unaudited results for the fourth quarter of 2024 will include non-cash impairment losses of approximately $123 million related to goodwill, of which approximately $98 million relates to the Clinical Genomics division and approximately $25 million relates to the Biopharmaceutical Development division. In addition, we expect to record non-cash impairment losses to other intangible assets of approximately $148 million, of which $114 million relates to our Clinical Genomics division and $34 million relates to our Biopharmaceutical Development division. Identified impairment losses will be recorded in operating expenses in our Consolidated Statement of Operations.

The non-cash impairment of goodwill and other intangible assets for the Clinical Genomics division was substantially driven by:

i.	changes in the management structure, including a restructuring of the division during the fourth quarter of fiscal year 2024 whereby we eliminated 17 positions;
ii.	new business strategies immediately initiated by the new management in charge of the Clinical Genomics division that altered our previous operating plan assumptions for the division;
iii.	changes in strategy for the business beginning in the fourth quarter, which resulted in a downward revision of financial expectations for the coming years in response to current market factors;
iv.	the loss of individually immaterial customer contracts in the fourth quarter of fiscal year 2024;
v.	continued uncertainty in the macro-economic environment, particularly in China and persistently elevated interest rates as compared to when the acquisition was consummated;
vi.	the division’s continued inability to replace lost revenues from the previously-disclosed loss of Sema4 as a significant customer;
vii.	evolving regulations across our served geographies that have impacted our customers' ability to market services based in whole or in part on our products;
viii.	continuing higher interest rates limiting our customers spend on capital equipment; and
ix.	significant increases in discount rates used to value the reporting unit due to elevated risk-free rates and macro-economic risk in the market.

The non-cash impairment of goodwill and other intangible assets for the Biopharmaceutical Development division was substantially driven by:

i.
macro-economic factors, particularly as they relate to the bio-pharmaceutical and pharmaceutical markets, including decreased spending on capital equipment and consolidation of some served laboratories;

ii.	continued uncertainty in the macro-economic environment, including persistently elevated interest rates as compared to when the acquisition was consummated;
iii.	lower than expected revenues growth in fiscal year 2024, leading to a downward revision of financial expectations for the coming year as compared to when the division was acquired; and
iv.	significant increases in discount rates used to value the reporting unit due elevated risk-free rates and macro-economic risk in the market.

These amounts reflect our best estimate of impairment losses at this time; however, we continue to evaluate the amount of the impairment losses and are executing and testing certain processes required by our internal controls associated with the impairment assessments. Until we file our Form 10-K, we can make no assurances these estimates will not change.

Forward Looking Statements
This filing contains a number of forward-looking statements. Words such as “continue,” “estimate,” “expect,” “forecast,” “plan,” “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to non-cash impairment losses and future related events. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important factors that may affect our business and operations or that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, changes in current expectations of future growth rates and margins, changes in management’s expectations or plans (including those as a result of our new operating plan), acquisitions and foreign currency translation adjustments, various market factors and the possibility that the ongoing reviews and testing of the our internal controls may result in impairments, asset valuations or other amounts that differ from our current estimates. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this filing, except as required by applicable law or regulation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description

104                       Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 2, 2024		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer